CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President of RMK High Income Fund, Inc. (the "Fund"), certify that:

      1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: June 2, 2004                              /s/ Carter E. Anthony
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                                                Carter E. Anthony, President



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer of RMK High Income Fund, Inc. (the "Fund"), certify that:

      1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: June 2, 2004                             /s/ Joseph C. Weller
     ------------------------           ----------------------------------------
                                               Joseph C. Weller, Treasurer